SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 11, 1998


YELLOW GOLD OF CRIPPLE CREEK, INC.
(Exact Name of Registrant as Specified in Charter)


Colorado                    0-9015                    84-0768695
(State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)               File Number)               Identification No.)


57 West 200 South, Suite 310, Salt Lake City, Utah       84101
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:  (801) 359-9309

Item 1.  Changes in Control of Registrant

(b) On February 11, 1998, Howard M. Oveson, a director and officer, and principal shareholder, of the Registrant entered into an agreement with 1st Zamora Corp. ("1st Zamora") to sell 11,102,500 shares (56.36% of the total outstanding shares) of common stock of the Registrant owned by Milagro Holdings, Inc. ("Milagro"), a corporation owned and controlled by Mr. Oveson. The option applies to the purchase of not less than all of the shares by 1st Zamora and is exercisable on or before March 31, 1998. During the term of the option Milagro has agreed not to sell, transfer, assign, convey, or encumber the shares or any interest therein. However, Milagro shall remain at all times during the term of the option the legal owner of the shares having all rights of ownership with respect to the shares, including voting rights, dividend and liquidation rights, and any and all other rights inherent in the ownership of the shares, subject only to the terms of the option. The option rights of 1st Zamora may be exercised only by it or its successors and are not transferable. The exercise of the option would result in a change of control of the Registrant by virtue of such party obtaining a majority of the outstanding stock of the Registrant. The option previously entered into by Mr. Oveson with Broad Seal Ltd. was not exercised and expired on December 31, 1997.

Item 7.  Exhibits

     Exhibit No.DescriptionLocation

     10.1Stock Option AgreementAttached

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   YELLOW GOLD OF CRIPPLE CREEK, INC.

Date: February 20, 1998                    By /s/ Howard M. Oveson, President
and Principal                                         Financial Officer


EXHIBIT 10.1

STOCK OPTION AGREEMENT

     1. INTRODUCTION. Agreement made February 11, 1998, by and between Milagro Holdings, Inc., a Delaware corporation, with offices at 57 West 200 South, Suite 310, Salt Lake City, Utah 84101 ("Milagro") and 1st Zamora Corp., a Colorado corporation with offices at 9025 Oakwood Place, West Jordan, Utah 84088 ("Optionee").

     2. GRANT OF OPTION. For and in consideration of $10,000, the receipt and sufficiency of which is hereby acknowledged, Milagro grants to Optionee the option of purchasing 11,102,500 shares of common stock of Yellow Gold of Cripple Creek, Inc., a Colorado corporation (the "Issuer"), beneficially owned by Milagro (the "Shares"), at the price, and subject to all the terms and conditions set out in this Agreement. This Option shall apply to the purchase of not less than all of the Shares.

     3. GRANT DATE OF OPTION. The grant date of this option is February 11, 1998, the date on which this Agreement was executed.

     4. EXERCISE PRICE. The price at which Optionee may buy the Shares is $190,000.

     5. WHEN OPTION EXERCISABLE. Optionee may exercise his option rights at any time following the date of this Agreement but not later than March 31, 1998.

     6. TERM. The term of this Agreement shall expire upon the payment of the exercise price or March 31, 1998, whichever shall first occur.

     7. ESCROW OF CERTIFICATES REPRESENTING SHARES. Milagro shall immediately place the certificates representing the Shares, and duly executed stock powers therefor, with Ronald N. Vance, Attorney at Law (the "Escrow
Agent").   Said certificates shall remain with the Escrow Agent during the term of this Agreement.

     8. AGREEMENT NOT TO SELL THE SHARES. During the term of this Agreement Milagro shall not sell, transfer, assign, convey, or encumber the Shares or any interest therein, except as provided in this Agreement.

     9. OWNERSHIP RIGHTS. During the term hereof, Milagro shall remain at all times the legal owner of the Shares having all rights of ownership with respect to the Shares, including voting rights, dividend and liquidation rights, and any and all other rights inherent in the ownership of the Shares, subject only to the terms of this Agreement.

     10. OPTION NOT TRANSFERABLE. Optionee's option rights may be exercised only by it or its successors and are not transferable. The option rights may not be sold, assigned, pledged, or hypothecated and any attempt to do so shall be void. The option rights are not subject to levy, attachment, or other process of law and any attempt to levy, attach, or otherwise transfer the option rights or place liens upon them shall be void.

     11. MANNER IN WHICH OPTION IS EXERCISED. Optionee's option rights may be exercised by Optionee by written notice addressed to Milagro's corporate Secretary, signed on behalf of Optionee. The notice shall be accompanied by a certified check payable or wired funds to Milagro for the purchase price of Shares. Immediately following payment of the check or wired funds, Milagro shall deliver the certificates for the Shares to the person who signed the notice on behalf of Optionee.

     12. VIOLATION OF LAW. The option granted by this Agreement may not be exercised if its exercise would violate any applicable state securities law, any registration under or any requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules of an exchange on which the Shares are traded, any other law of the State of Utah, or any other federal law.

     13. UNREGISTERED STOCK. If Milagro or Issuer's attorneys require a writing from Optionee to avoid violation of the Securities Act of 1933, as amended, Milagro or the Issuer may require a written commitment from the Optionee before delivery of the certificate or certificates for the Shares. The commitment shall be in a form prescribed by Milagro or Issuer. It will state that it is the intent of the person exercising the option to acquire the Shares for investment only and not with the intent of transferring or reselling them; that the person exercising the option has been told that the Shares may be "restricted shares" pursuant to Rule 144 of the Securities and Exchange Commission and that any resale, transfer, or other distribution of the Shares may only be made in conformity with Rule 144, the Securities Act of 1933, as amended, or any other federal statute, rule, or regulation. The Issuer may place a legend on the face of the certificate or certificates in accordance with this commitment and may refuse to permit transfer of the Shares unless it receives satisfactory evidence that the transfer will not violate Rule 144, the Securities Act of 1933, as amended, or any other federal statute, rule, or regulation.

     14. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original Agreement, but all of which together shall constitute one and the same instrument.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, and any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the State of Utah and in no other place.

     IN WITNESS WHEREOF, the undersigned have executed this document the day and year first above written.

                                   Milagro Holdings, Inc.

                                   By /s/ Howard M. Oveson, President


                                   1st Zamora Corp.

                                   By /s/ Laura Madsen, President